EXHIBIT 99


CHASE 03-S8

                                                  Collateral
                    Balance                       WAC         WAM        WAL
                      $300,000,000.00                   5.283        178          4.1

                                                                     Assumptions
Settlement          28-Aug-2003       Prepay              350 PSA
1st Pay Date        25-Sep-2003       LIBOR start        1.11


Tranche   RatingBalance           Coupon      Principal   Avg     Dated       Notes
Name                                          Window      Life    Date
F1                  37,493,333.33        1.56 09/03 - 06/18   4.1 25-Aug-03   FLT  0 delay, Libor + 45bps, 7.5 cap
S1                  21,706,666.67       10.26 09/03 - 06/18   4.1 25-Aug-03   INV  0 delay, 12.17727273 - 1.72727273*libor, 0 floor
F2                  37,493,333.33        1.51 09/03 - 06/18   4.1 25-Aug-03   FLT  0 delay, Libor + 40bps, 7.5 cap
S2                  21,706,666.67 10.34636363 09/03 - 06/18   4.1 25-Aug-03   INV  0 delay, 12.26363636-1.72727273*libor, 0 floor
Q1                  11,840,000.00        3.75 09/03 - 06/18   4.1 01-Aug-03   FIX
Q2                  11,840,000.00           4 09/03 - 06/18   4.1 01-Aug-03   FIX
Q3                  11,840,000.00        4.25 09/03 - 06/18   4.1 01-Aug-03   FIX
Q4                  11,840,000.00         4.5 09/03 - 06/18   4.1 01-Aug-03   FIX
Q5                  11,840,000.00        4.75 09/03 - 06/18   4.1 01-Aug-03   FIX
Q6                 118,400,000.00           5 09/03 - 06/18   4.1 01-Aug-03   FIX
SUBORD               4,000,000.00        4.75 09/03 - 06/18   7.1 01-Aug-03   FIX

Pay Rules:

Pay F1, S1, F2, S2, Q1, Q2, Q3, Q4, Q5, Q6 pro rata to zero.

********************************************************************************
Disclaimer:

This material has been prepared specifically for you by the Fixed Income Trading/Sales Department and is not the product of Fixed Income Research. We are not soliciting any action based upon this material. Opinions expressed are our present opinions only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, the securities, futures or options identical with or related to those mentioned herein. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
********************************************************************************
gschas3s8 - Dec - Q6

Date                             1               2               3               4                5
        28-Aug-03              100             100             100             100              100
        25-Aug-04               95              94              90              88               85
        25-Aug-05               91              84              74              67               58
        25-Aug-06               86              74              55              44               32
        25-Aug-07               80              64              41              29               17
        25-Aug-08               75              55              30              18                9
        25-Aug-09               69              47              21              12                4
        25-Aug-10               62              39              15               7                2
        25-Aug-11               56              32              11               5                1
        25-Aug-12               49              26               7               3                1
        25-Aug-13               41              21               5               2 *
        25-Aug-14               34              16               3               1 *
        25-Aug-15               26              11               2 *               *
        25-Aug-16               17               7               1 *               *
        25-Aug-17                8               3 *               *               *
        25-Aug-18                0               0               0               0                0

WAL                            8.4             6.3             4.1             3.3              2.6
Principal Window  Sep03-Jun18      Sep03-Jun18     Sep03-Jun18     Sep03-Jun18     Sep03-Jun18

LIBOR_1MO                     1.26            1.26            1.26            1.26             1.26
Prepay            0 PSA            125 PSA         350 PSA         500 PSA         700 PSA

********************************************************************************
Disclaimer:

This material has been prepared specifically for you by the Fixed Income Trading/Sales Department and is not the product of Fixed Income Research. We are not soliciting any action based upon this material. Opinions expressed are our present opinions only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, the securities, futures or options identical with or related to those mentioned herein. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
********************************************************************************
gschas3s8 - Dec - Q4

Date                             1               2               3               4                5
        28-Aug-03              100             100             100             100              100
        25-Aug-04               95              94              90              88               85
        25-Aug-05               91              84              74              67               58
        25-Aug-06               86              74              55              44               32
        25-Aug-07               80              64              41              29               17
        25-Aug-08               75              55              30              18                9
        25-Aug-09               69              47              21              12                4
        25-Aug-10               62              39              15               7                2
        25-Aug-11               56              32              11               5                1
        25-Aug-12               49              26               7               3                1
        25-Aug-13               41              21               5               2 *
        25-Aug-14               34              16               3               1 *
        25-Aug-15               26              11               2 *               *
        25-Aug-16               17               7               1 *               *
        25-Aug-17                8               3 *               *               *
        25-Aug-18                0               0               0               0                0

WAL                            8.4             6.3             4.1             3.3              2.6
Principal Window  Sep03-Jun18      Sep03-Jun18     Sep03-Jun18     Sep03-Jun18     Sep03-Jun18

LIBOR_1MO                     1.26            1.26            1.26            1.26             1.26
Prepay            0 PSA            125 PSA         350 PSA         500 PSA         700 PSA

********************************************************************************
Disclaimer:

This material has been prepared specifically for you by the Fixed Income Trading/Sales Department and is not the product of Fixed Income Research. We are not soliciting any action based upon this material. Opinions expressed are our present opinions only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, the securities, futures or options identical with or related to those mentioned herein. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
********************************************************************************
gschas3s8 - Dec - F1

Date                             1               2               3               4                5
        28-Aug-03              100             100             100             100              100
        25-Aug-04               95              94              90              88               85
        25-Aug-05               91              84              74              67               58
        25-Aug-06               86              74              55              44               32
        25-Aug-07               80              64              41              29               17
        25-Aug-08               75              55              30              18                9
        25-Aug-09               69              47              21              12                4
        25-Aug-10               62              39              15               7                2
        25-Aug-11               56              32              11               5                1
        25-Aug-12               49              26               7               3                1
        25-Aug-13               41              21               5               2 *
        25-Aug-14               34              16               3               1 *
        25-Aug-15               26              11               2 *               *
        25-Aug-16               17               7               1 *               *
        25-Aug-17                8               3 *               *               *
        25-Aug-18                0               0               0               0                0

WAL                            8.4             6.3             4.1             3.3              2.6
Principal Window  Sep03-Jun18      Sep03-Jun18     Sep03-Jun18     Sep03-Jun18     Sep03-Jun18

LIBOR_1MO                     1.32            1.32            1.32            1.32             1.32
Prepay            0 PSA            125 PSA         350 PSA         500 PSA         700 PSA

********************************************************************************
Disclaimer:

This material has been prepared specifically for you by the Fixed Income Trading/Sales Department and is not the product of Fixed Income Research. We are not soliciting any action based upon this material. Opinions expressed are our present opinions only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, the securities, futures or options identical with or related to those mentioned herein. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
********************************************************************************
gschas3s8 - Dec - S1

Date                             1               2               3               4                5
        28-Aug-03              100             100             100             100              100
        25-Aug-04               95              94              90              88               85
        25-Aug-05               91              84              74              67               58
        25-Aug-06               86              74              55              44               32
        25-Aug-07               80              64              41              29               17
        25-Aug-08               75              55              30              18                9
        25-Aug-09               69              47              21              12                4
        25-Aug-10               62              39              15               7                2
        25-Aug-11               56              32              11               5                1
        25-Aug-12               49              26               7               3                1
        25-Aug-13               41              21               5               2 *
        25-Aug-14               34              16               3               1 *
        25-Aug-15               26              11               2 *               *
        25-Aug-16               17               7               1 *               *
        25-Aug-17                8               3 *               *               *
        25-Aug-18                0               0               0               0                0

WAL                            8.4             6.3             4.1             3.3              2.6
Principal Window  Sep03-Jun18      Sep03-Jun18     Sep03-Jun18     Sep03-Jun18     Sep03-Jun18

LIBOR_1MO                     1.32            1.32            1.32            1.32             1.32
Prepay            0 PSA            125 PSA         350 PSA         500 PSA         700 PSA

********************************************************************************
Disclaimer:

This material has been prepared specifically for you by the Fixed Income Trading/Sales Department and is not the product of Fixed Income Research. We are not soliciting any action based upon this material. Opinions expressed are our present opinions only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, the securities, futures or options identical with or related to those mentioned herein. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
********************************************************************************
gschas3s8 - Dec - F2

Date                             1               2               3               4                5
        28-Aug-03              100             100             100             100              100
        25-Aug-04               95              94              90              88               85
        25-Aug-05               91              84              74              67               58
        25-Aug-06               86              74              55              44               32
        25-Aug-07               80              64              41              29               17
        25-Aug-08               75              55              30              18                9
        25-Aug-09               69              47              21              12                4
        25-Aug-10               62              39              15               7                2
        25-Aug-11               56              32              11               5                1
        25-Aug-12               49              26               7               3                1
        25-Aug-13               41              21               5               2 *
        25-Aug-14               34              16               3               1 *
        25-Aug-15               26              11               2 *               *
        25-Aug-16               17               7               1 *               *
        25-Aug-17                8               3 *               *               *
        25-Aug-18                0               0               0               0                0

WAL                            8.4             6.3             4.1             3.3              2.6
Principal Window  Sep03-Jun18      Sep03-Jun18     Sep03-Jun18     Sep03-Jun18     Sep03-Jun18

LIBOR_1MO                     1.32            1.32            1.32            1.32             1.32
Prepay            0 PSA            125 PSA         350 PSA         500 PSA         700 PSA

********************************************************************************
Disclaimer:

This material has been prepared specifically for you by the Fixed Income Trading/Sales Department and is not the product of Fixed Income Research. We are not soliciting any action based upon this material. Opinions expressed are our present opinions only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, the securities, futures or options identical with or related to those mentioned herein. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
********************************************************************************
gschas3s8 - Dec - S2

Date                             1               2               3               4                5
        28-Aug-03              100             100             100             100              100
        25-Aug-04               95              94              90              88               85
        25-Aug-05               91              84              74              67               58
        25-Aug-06               86              74              55              44               32
        25-Aug-07               80              64              41              29               17
        25-Aug-08               75              55              30              18                9
        25-Aug-09               69              47              21              12                4
        25-Aug-10               62              39              15               7                2
        25-Aug-11               56              32              11               5                1
        25-Aug-12               49              26               7               3                1
        25-Aug-13               41              21               5               2 *
        25-Aug-14               34              16               3               1 *
        25-Aug-15               26              11               2 *               *
        25-Aug-16               17               7               1 *               *
        25-Aug-17                8               3 *               *               *
        25-Aug-18                0               0               0               0                0

WAL                            8.4             6.3             4.1             3.3              2.6
Principal Window  Sep03-Jun18      Sep03-Jun18     Sep03-Jun18     Sep03-Jun18     Sep03-Jun18

LIBOR_1MO                     1.32            1.32            1.32            1.32             1.32
Prepay            0 PSA            125 PSA         350 PSA         500 PSA         700 PSA

********************************************************************************
Disclaimer:

This material has been prepared specifically for you by the Fixed Income Trading/Sales Department and is not the product of Fixed Income Research. We are not soliciting any action based upon this material. Opinions expressed are our present opinions only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, the securities, futures or options identical with or related to those mentioned herein. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
********************************************************************************
gschas3s8 - Dec - SUBORD

Date                             1               2               3               4                5
        28-Aug-03              100             100             100             100              100
        25-Aug-04               95              95              95              95               95
        25-Aug-05               91              91              91              91               91
        25-Aug-06               86              86              86              86               86
        25-Aug-07               80              80              80              80               80
        25-Aug-08               75              75              75              75               75
        25-Aug-09               69              67              64              62               58
        25-Aug-10               62              59              53              49               43
        25-Aug-11               56              50              41              35               28
        25-Aug-12               49              41              30              23               16
        25-Aug-13               41              33              20              14                8
        25-Aug-14               34              25              13               8                4
        25-Aug-15               26              17               8               4                2
        25-Aug-16               17              11               4               2                1
        25-Aug-17                8               5               1               1 *
        25-Aug-18                0               0               0               0                0

WAL                            8.4             7.9             7.1             6.8              6.4
Principal Window  Sep03-Jun18      Sep03-Jun18     Sep03-Jun18     Sep03-Jun18     Sep03-Jun18

LIBOR_1MO                     1.32            1.32            1.32            1.32             1.32
Prepay            0 PSA            125 PSA         350 PSA         500 PSA         700 PSA

********************************************************************************
Disclaimer:

This material has been prepared specifically for you by the Fixed Income Trading/Sales Department and is not the product of Fixed Income Research. We are not soliciting any action based upon this material. Opinions expressed are our present opinions only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, the securities, futures or options identical with or related to those mentioned herein. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
********************************************************************************
gschas3s8 - Dec - COLLAT

Date                             1               2               3               4                5
        28-Aug-03              100             100             100             100              100
        25-Aug-04               95              94              90              88               85
        25-Aug-05               91              85              74              67               59
        25-Aug-06               86              74              56              45               33
        25-Aug-07               80              64              41              30               18
        25-Aug-08               75              55              30              19               10
        25-Aug-09               69              47              22              12                5
        25-Aug-10               62              40              16               8                3
        25-Aug-11               56              33              11               5                1
        25-Aug-12               49              26               8               3                1
        25-Aug-13               41              21               5               2 *
        25-Aug-14               34              16               3               1 *
        25-Aug-15               26              11               2               1 *
        25-Aug-16               17               7               1 *               *
        25-Aug-17                8               3 *               *               *
        25-Aug-18                0               0               0               0                0

WAL                            8.4             6.3             4.1             3.3              2.7
Principal Window  Sep03-Jun18      Sep03-Jun18     Sep03-Jun18     Sep03-Jun18     Sep03-Jun18

LIBOR_1MO                     1.32            1.32            1.32            1.32             1.32
Prepay            0 PSA            125 PSA         350 PSA         500 PSA         700 PSA

********************************************************************************
Disclaimer:

This material has been prepared specifically for you by the Fixed Income Trading/Sales Department and is not the product of Fixed Income Research. We are not soliciting any action based upon this material. Opinions expressed are our present opinions only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, the securities, futures or options identical with or related to those mentioned herein. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
********************************************************************************